Exhibit 99.1

Investors & Reporters May Contact:
Joe Sorice
Sr. Manager, Investor Relations
(770) 418-8211
ir@asburyauto.com

Asbury Automotive Group Reports Record Third Quarter Results
•All-time record Revenue of $4.8 billion, growth of 13%
•All-time record Gross Profit of $803 million, growth of 12%
•EPS of $7.52 per diluted share, an increase of 18%
•Adjusted EPS, a non-GAAP measure, of $7.17 per diluted share, an increase of 13%
•Same store Parts & Service gross profit growth of 7%
•Repurchased approximately 220,500 shares for $50 million in the third quarter
•Net income of $147 million; adjusted net income, a non-GAAP measure, of $140 million

SANDY SPRINGS, GA. (October 28, 2025) — Asbury Automotive Group, Inc. (NYSE: ABG) (the “Company”), one of the largest automotive retail and service companies in the U.S., reported third quarter 2025 net income of $147 million ($7.52 per diluted share), an increase of 16% from $126 million ($6.37 per diluted share) in third quarter 2024. The Company reported third quarter 2025 adjusted net income, a non-GAAP measure, of $140 million ($7.17 per diluted share), an increase of 11% from $126 million ($6.35 per diluted share) in third quarter 2024.

“This was an important quarter in managing our growth strategy for Asbury, marked by the expansion of Tekion to all our stores in the Baltimore-DC market and integrating the Chambers group,” said David Hult, Asbury’s President and Chief Executive Officer. “Our results reflect the resiliency of the team. We intend to maintain our balanced capital allocation approach paired with optimizing our store portfolio while continuing to deliver strong service through these transformative points in our journey.”

The financial measures discussed below include both GAAP and adjusted (non-GAAP) financial measures. Please see “Non-GAAP Financial Disclosure and Reconciliation, Same Store Data and Other Data” and the reconciliations for non-GAAP metrics used herein.

Adjusted net income for third quarter 2025 excludes, net of tax, net gain on divestitures of $27 million ($1.37 per diluted share), $9 million ($0.45 per diluted share) related to a non-cash asset impairment related to a pending disposal, $7 million ($0.37 per diluted share) of professional fees related to the acquisition of the Herb Chambers Automotive Group, $2 million ($0.12 per diluted share) in income tax expense related to the deferred tax true-up for the acquisition of the Herb Chambers Automotive Group and $2 million ($0.09 per diluted share) related to Tekion implementation expenses.

Adjusted net income for third quarter 2024 excludes, net of tax, net gain on divestitures of $3 million ($0.14 per diluted share), and losses related to hail damage of $2 million ($0.11 per diluted share).

Third Quarter 2025 Operational Summary
Total Company vs. 3rd Quarter 2024:
•Revenue of $4.8 billion, increase of 13%
•Gross profit of $803 million, increase of 12%
•Gross margin decreased 23 bps to 16.7%
•New vehicle unit volume increase of 13%; new vehicle revenue increase of 17%; new vehicle gross profit increase of 7%
•Used vehicle retail unit volume increase of 1%; used vehicle retail revenue increase of 7%; used vehicle retail gross profit increase of 10%
•Finance and insurance (F&I) per vehicle retailed (PVR) of $2,182, increase of 2%
•Parts and service revenue increase of 11%; gross profit increase of 15%
•Selling, General and Administrative expenses (SG&A) as a percentage of gross profit of 65.7%, a 71 basis point expansion versus prior year
•Adjusted SG&A as a percentage of gross profit of 64.2%, a 21 basis point reduction vs prior year
•Operating margin of 5.1%
•Adjusted operating margin of 5.5%

Same Store vs. 3rd Quarter 2024:
•Revenue of $4.3 billion, increase of 5%
•Gross profit of $710 million, increase of 3%
•Gross margin decreased 43 bps to 16.7%
•New vehicle unit volume increase of 7%; new vehicle revenue increase of 8%; new vehicle gross profit decrease of 4%
•Used vehicle retail unit volume decrease of 4%; used vehicle retail revenue decrease of 1%; used vehicle retail gross profit decrease of 2%
•F&I PVR of $2,175, flat to prior year
•Parts and service revenue increase of 4%; gross profit increase of 7%
•SG&A as a percentage of gross profit of 64.0%, a 58 basis point reduction versus prior year
•Adjusted SG&A as a percentage of gross profit of 63.6%, a 32 basis point reduction versus prior year
•Operating margin of 5.3%
•Adjusted operating margin of 5.6%

Liquidity and Leverage
As of September 30, 2025, the Company had cash and floorplan offset accounts of $130 million (which excludes $11 million of cash at Total Care Auto, Powered by Landcar) and availability under the used vehicle floorplan line and revolver of $557 million for a total of $687 million in liquidity. The Company’s transaction adjusted net leverage ratio, which is calculated as set forth in our credit facility, was 3.2x at quarter end.

Share Repurchases
The Company repurchased approximately 220,500 shares for $50 million during the third quarter 2025. As of September 30, 2025, the Company had approximately $226 million remaining on its share repurchase authorization.

The shares may be purchased from time to time in the open market, in privately negotiated transactions or in other manners as permitted by federal securities laws and other legal and contractual requirements. The extent to which the Company repurchases its shares, the number of shares and the timing of any repurchase will depend on such factors as Asbury’s stock price, general economic and market conditions, the potential impact on its capital structure, the expected return on competing uses of capital such as strategic dealership acquisitions and capital investments and other considerations. The program does not require the Company to repurchase any specific number of shares, and may be modified, suspended or terminated at any time without further notice.

Earnings Call
Additional commentary regarding the third quarter results will be provided during the earnings conference call on Tuesday, October 28, 2025, at 10:00 a.m. ET.

The conference call will be simulcast live on the internet. The webcast, together with supplemental materials, and can be accessed by logging onto https://investors.asburyauto.com. A replay and the accompanying materials will be available on this site for at least 30 days.

In addition, live audio will be accessible to the public. Participants may enter the conference call five to ten minutes prior to the scheduled start of the call by dialing:

Domestic:	(877) 407-2988
International:	+1 (201) 389-0923
Passcode:	13756502
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. (NYSE: ABG), a Fortune 500 company headquartered in Sandy Springs, GA, is one of the largest automotive retailers in the U.S. In late 2020, Asbury embarked on a multi-year plan to increase revenue and profitability strategically through organic operations, acquisitive growth and innovative technologies, with its guest-centric approach as Asbury’s constant North Star. As of September 30, 2025, Asbury operated 175 new vehicle dealerships, consisting of 230 franchises and representing 36 domestic and foreign brands of vehicles. Asbury also operates Total Care Auto, Powered by Landcar, a leading provider of service contracts and other vehicle protection products, and 39 collision repair centers. Asbury offers an extensive range of automotive products and services, including new and used vehicles; parts and service, which includes vehicle repair and maintenance services, replacement parts and collision repair services; and finance and insurance products, including arranging vehicle financing through third parties and aftermarket products, such as extended service contracts, guaranteed asset protection debt cancellation, and prepaid maintenance. Asbury is recognized as one of America’s Fastest Growing Companies 2024 by the Financial Times and the Company is listed in World’s Most Trustworthy Companies 2025 by Newsweek.

For additional information, visit www.asburyauto.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, objectives, beliefs, expectations and assumptions, projections regarding Asbury's financial position, liquidity, results of operations, cash flows, leverage, market position, the timing and amount of any stock repurchases, and dealership portfolio, revenue enhancement strategies, operational improvements, projections regarding the expected benefits of present and new technologies, the ability to implement those technologies, and the ability to transition to new technologies from existing systems; management’s plans, projections and objectives for future operations, scale and performance, integration plans and expected synergies from acquisitions, capital allocation strategy, and business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, adverse outcomes with respect to current and future litigation and other proceedings; our inability to realize the benefits expected from recently completed transactions; our inability to promptly and effectively integrate completed transactions and the diversion of management’s attention from ongoing business and regular business responsibilities; our inability to complete future acquisitions or divestitures and the risks resulting therefrom; any supply chain disruptions impacting our industry and business; market factors and changes thereto, including changes related to trade; Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, including in response to the imposition of tariffs; acts of God and other natural disasters, including hurricanes; acts of war or similar incidents; the shortage of automotive parts and components, which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges; risks associated with Asbury's indebtedness and our ability to comply with applicable covenants in our various financing agreements, or to obtain waivers of these covenants as necessary; risks associated with technology integration and implementation; risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally; governmental regulations and legislation, including changes in automotive state franchise laws and tariffs; our ability to execute our strategic and operational strategies and initiatives; our ability to leverage gains from Asbury’s dealership portfolio; our ability to capitalize on opportunities to repurchase Asbury’s debt and equity securities or purchase properties that Asbury currently leases; and our ability to stay within Asbury’s targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Disclosure and Reconciliation, Same Store Data and Other Data

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal or "core" business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted income from operations," "Adjusted net income," "Adjusted operating margins," "Adjusted EBITDA," "Adjusted diluted earnings per share ("EPS")," "Adjusted SG&A," "Adjusted operating cash flow," "Transaction adjusted EBITDA" and "Transaction adjusted net leverage ratio." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations.

Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury’s financial condition or results in the specific period in which they are recognized, management also evaluates and makes resource allocation and performance evaluation decisions based on the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

Due to the significant effects that dealership acquisitions and divestitures have on our results of operations, and in order to provide more meaningful comparisons, we present herein "Transaction adjusted EBITDA" and "Transaction adjusted net leverage ratio" (collectively, the "Transaction Adjusted Metrics"), which reflect the effects of the dealership acquisitions and divestitures, if any, as if they had occurred on the first day of the last twelve-month periods being presented. For acquisitions, the pre-acquisition period amount being included in Transaction adjusted EBITDA is determined by pro-rating the forecasted adjusted EBITDA for the year following the acquisition(s). For divestitures, including divestitures due to requirements in connection with an acquisition, the adjusted EBITDA associated with the divestiture(s) is excluded from Transaction adjusted EBITDA. We believe the Transaction Adjusted Metrics provide relevant information to assess our performance at our existing dealership locations for the last twelve-month periods being presented.

The Transaction Adjusted Metrics do not include any adjustments for other events attributable to the dealership acquisitions or divestitures unless otherwise described. We cannot assure you that such financial information would not be materially different if such information were audited or that our actual results would not differ materially from the Transaction Adjusted Metrics if the dealership acquisitions or divestitures had been completed as of the beginning of the last twelve-month periods being presented.

Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Amounts presented herein have been calculated using non-rounded amounts for all periods presented and therefore certain amounts may not compute.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		% Change	For the Nine Months Ended September 30,		% Change
	2025	2024		2025	2024
REVENUE:
New vehicle	$2,528.9	$2,163.5	17%	$6,970.9	$6,392.6	9%
Used vehicle:
Retail	1,226.8	1,148.5	7%	3,435.1	3,507.0	(2)%
Wholesale	185.5	146.2	27%	498.7	452.6	10%
Total used vehicle	1,412.2	1,294.7	9%	3,933.8	3,959.6	(1)%
Parts and service	659.4	593.1	11%	1,848.5	1,764.3	5%
Finance and insurance, net	200.3	185.4	8%	569.3	567.5	NM
TOTAL REVENUE	4,800.9	4,236.7	13%	13,322.5	12,684.1	5%
COST OF SALES:
New vehicle	2,367.9	2,013.1	18%	6,506.8	5,924.4	10%
Used vehicle:
Retail	1,165.3	1,092.4	7%	3,255.1	3,329.6	(2)%
Wholesale	181.7	142.9	27%	479.9	437.7	10%
Total used vehicle	1,347.0	1,235.3	9%	3,735.0	3,767.3	(1)%
Parts and service	270.2	256.0	6%	761.9	753.2	1%
Finance and insurance	13.2	14.2	(7)%	40.1	40.5	(1)%
TOTAL COST OF SALES	3,998.3	3,518.6	14%	11,043.8	10,485.3	5%
GROSS PROFIT	802.5	718.0	12%	2,278.6	2,198.8	4%
OPERATING EXPENSES:
Selling, general and administrative	527.1	466.5	13%	1,458.9	1,411.6	3%
Depreciation and amortization	21.2	18.9	12%	59.4	55.8	7%
Asset impairments	11.7	—	NM	26.0	135.4	(81)%
INCOME FROM OPERATIONS	242.6	232.7	4%	734.3	596.0	23%
OTHER EXPENSES:
Floor plan interest expense	26.7	22.3	20%	65.6	66.1	(1)%
Other interest expense, net	51.3	45.7	12%	135.0	134.9	NM
Gain on dealership divestitures, net	(35.7)	(5.0)	NM	(45.8)	(8.6)	NM
Total other expenses, net	42.3	63.0	(33)%	154.8	192.4	(20)%
INCOME BEFORE INCOME TAXES	200.2	169.7	18%	579.5	403.6	44%
Income tax expense	53.1	43.4	22%	147.5	102.1	44%
NET INCOME	$147.1	$126.3	16%	$432.0	$301.5	43%
EARNINGS PER SHARE:
Basic—
Net income	$7.53	$6.40	18%	$22.04	$15.03	47%
Diluted—
Net income	$7.52	$6.37	18%	$21.99	$14.99	47%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19.5	19.7		19.6	20.1
Restricted stock	0.1	0.1		—	—
Performance share units	—	—		—	0.1
Diluted	19.6	19.8		19.6	20.1
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures-Consolidated (In millions)
(Unaudited)

	September 30, 2025	December 31, 2024	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$32.2	$69.4	$(37.2)	(54)%
Inventory, net (a)	2,318.9	1,978.8	340.1	17%
Total current assets	3,336.0	3,137.9	198.1	6%
Floor plan notes payable	2,122.0	1,694.7	427.3	25%
Total current liabilities	3,360.9	2,836.3	524.6	18%
CAPITALIZATION:
Long-term debt (including current portion)	$3,605.3	$3,138.6	$466.7	15%
Shareholders' equity	3,878.0	3,502.1	375.9	11%
Total	$7,483.3	$6,640.7	$842.6	13%
_____________________________
(a) Excluding $20.0 million and $58.7 million of inventory classified as assets held for sale as of September 30, 2025 and December 31, 2024, respectively.

	September 30, 2025	December 31, 2024	September 30, 2024
Days Supply
New vehicle inventory	58	49	72
Used vehicle inventory	35	37	38
_____________________________
Days supply of inventory is calculated based on new and used inventory, in units, at the end of each reporting period and a 30-day historical unit sales.

Brand Mix - New Vehicle Revenue by Brand

	For the Three Months Ended September 30,
	2025	2024
Luxury
Lexus	10%	10%
Mercedes-Benz	7%	7%
BMW	4%	2%
Audi	2%	1%
Land Rover	2%	2%
Porsche	2%	2%
Other luxury	5%	5%
Total luxury	32%	30%
Imports
Toyota	19%	19%
Honda	9%	9%
Hyundai	7%	5%
Kia	2%	2%
Other imports	5%	6%
Total imports	41%	41%
Domestic
Ford	13%	13%
Chrysler, Dodge, Jeep, Ram	8%	8%
Chevrolet, Buick, GMC	6%	8%
Total domestic	27%	29%
Total New Vehicle Revenue	100%	100%

	For the Three Months Ended September 30,
	2025	2024
Revenue mix
New vehicle	52.7%	51.1%
Used vehicle retail	25.6%	27.1%
Used vehicle wholesale	3.9%	3.5%
Parts and service	13.7%	14.0%
Finance and insurance, net	4.2%	4.4%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	20.1%	20.9%
Used vehicle retail	7.7%	7.8%
Used vehicle wholesale	0.5%	0.5%
Parts and service	48.5%	46.9%
Finance and insurance, net	23.3%	23.8%
Total gross profit	100.0%	100.0%

ASBURY AUTOMOTIVE GROUP, INC.
OPERATING HIGHLIGHTS-CONSOLIDATED (In millions)
(Unaudited)

	For the Three Months Ended September 30,		% Change	For the Nine Months Ended September 30,		% Change
	2025	2024		2025	2024
Revenue
New vehicle	$2,528.9	$2,163.5	17%	$6,970.9	$6,392.6	9%
Used vehicle:
Retail	1,226.8	1,148.5	7%	3,435.1	3,507.0	(2)%
Wholesale	185.5	146.2	27%	498.7	452.6	10%
Total used vehicle	1,412.2	1,294.7	9%	3,933.8	3,959.6	(1)%
Parts and service	659.4	593.1	11%	1,848.5	1,764.3	5%
Finance and insurance, net	200.3	185.4	8%	569.3	567.5	NM
Total revenue	$4,800.9	$4,236.7	13%	$13,322.5	$12,684.1	5%
Gross profit
New vehicle	$161.0	$150.4	7%	$464.1	$468.3	(1)%
Used vehicle:
Retail	61.5	56.1	10%	180.0	177.4	1%
Wholesale	3.8	3.3	14%	18.8	14.9	26%
Total used vehicle	65.3	59.4	10%	198.8	192.3	3%
Parts and service	389.1	337.1	15%	1,086.6	1,011.1	7%
Finance and insurance, net	187.1	171.2	9%	529.2	527.0	NM
Total gross profit	$802.5	$718.0	12%	$2,278.6	$2,198.8	4%
Unit sales
New vehicle:
Luxury	10,918	8,951	22%	28,930	26,248	10%
Import	25,080	22,500	11%	69,661	66,650	5%
Domestic	12,072	11,156	8%	35,412	33,065	7%
Total new vehicle	48,070	42,607	13%	134,003	125,963	6%
Used vehicle retail	37,696	37,347	1%	109,344	115,370	(5)%
Used to new ratio	78.4%	87.7%		81.6%	91.6%
Average selling price
New vehicle	$52,609	$50,778	4%	$52,020	$50,750	3%
Used vehicle retail	$32,543	$30,751	6%	$31,415	$30,398	3%
Average gross profit per unit
New vehicle:
Luxury	$6,471	$6,906	(6)%	$6,829	$6,982	(2)%
Import	2,308	2,508	(8)%	2,400	2,638	(9)%
Domestic	2,692	2,881	(7)%	2,806	3,302	(15)%
Total new vehicle	3,350	3,529	(5)%	3,463	3,718	(7)%
Used vehicle retail	1,631	1,501	9%	1,646	1,538	7%
Finance and insurance	2,182	2,141	2%	2,174	2,184	NM
Front end yield (1)	4,776	4,723	1%	4,821	4,859	(1)%
Gross margin
Total new vehicle	6.4%	7.0%	(58) bps	6.7%	7.3%	(67) bps
Used vehicle retail	5.0%	4.9%	13 bps	5.2%	5.1%	18 bps
Parts and service	59.0%	56.8%	218 bps	58.8%	57.3%	147 bps
Total gross profit margin	16.7%	16.9%	(23) bps	17.1%	17.3%	(23) bps
Operating expenses
Selling, general and administrative	$527.1	$466.5	13%	$1,458.9	$1,411.6	3%
Adjusted selling, general and administrative	$515.3	$462.5	11%	$1,457.0	$1,404.6	4%
SG&A as a % of gross profit	65.7%	65.0%	71 bps	64.0%	64.2%	(18) bps
Adjusted SG&A as a % of gross profit	64.2%	64.4%	(21 bps)	63.9%	63.9%	6 bps
Income from operations as a % of revenue	5.1%	5.5%	(44) bps	5.5%	4.7%	81 bps
Income from operations as a % of gross profit	30.2%	32.4%	(218) bps	32.2%	27.1%	512 bps
Adjusted income from operations as a % of revenue	5.5%	5.6%	(4 bps)	5.7%	5.8%	(10 bps)
Adjusted income from operations as a % of gross profit	33.2%	33.0%	19 bps	33.4%	33.6%	(13 bps)
_____________________________
(1) Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS-CONSOLIDATED (In millions)
(Unaudited)

	For the Three Months Ended September 30,		% Change	For the Nine Months Ended September 30,		% Change
	2025	2024		2025	2024
Revenue
New vehicle	$2,224.0	$2,051.0	8%	$6,503.4	$6,042.6	8%
Used vehicle:
Retail	1,092.2	1,098.6	(1)%	3,229.3	3,336.0	(3)%
Wholesale	171.6	143.2	20%	479.2	440.8	9%
Total used vehicle	1,263.8	1,241.8	2%	3,708.5	3,776.8	(2)%
Parts and service	591.1	566.6	4%	1,738.9	1,675.4	4%
Finance and insurance, net	181.6	179.6	1%	541.6	546.6	(1)%
Total revenue	$4,260.4	$4,039.0	5%	$12,492.4	$12,041.3	4%
Gross profit
New vehicle	$137.5	$143.1	(4)%	$428.4	$445.4	(4)%
Used vehicle:
Retail	53.2	54.4	(2)%	168.8	172.2	(2)%
Wholesale	2.9	3.6	(19)%	17.8	14.9	20%
Total used vehicle	56.1	58.0	(3)%	186.6	187.1	NM
Parts and service	347.6	323.4	7%	1,023.9	963.4	6%
Finance and insurance, net	168.4	165.3	2%	501.5	506.0	(1)%
Total gross profit	$709.5	$689.8	3%	$2,140.4	$2,101.9	2%
Unit sales
New vehicle:
Luxury	8,403	8,514	(1)%	25,551	24,870	3%
Import	23,423	21,092	11%	66,728	62,353	7%
Domestic	11,296	10,681	6%	33,710	31,504	7%
Total new vehicle	43,122	40,287	7%	125,989	118,727	6%
Used vehicle retail	34,294	35,597	(4)%	103,567	109,132	(5)%
Used to new ratio	79.5%	88.4%		82.2%	91.9%
Average selling price
New vehicle	$51,574	$50,911	1%	$51,619	$50,895	1%
Used vehicle retail	$31,848	$30,861	3%	$31,181	$30,569	2%
Average gross profit per unit
New vehicle:
Luxury	$6,648	$6,937	(4)%	$6,919	$7,004	(1)%
Import	2,249	2,527	(11)%	2,377	2,680	(11)%
Domestic	2,562	2,876	(11)%	2,760	3,306	(17)%
Total new vehicle	3,188	3,552	(10)%	3,400	3,752	(9)%
Used vehicle retail	1,551	1,529	1%	1,630	1,578	3%
Finance and insurance	2,175	2,179	NM	2,185	2,221	(2)%
Front end yield (1)	4,638	4,782	(3)%	4,786	4,931	(3)%
Gross margin
Total new vehicle	6.2%	7.0%	(79) bps	6.6%	7.4%	(78) bps
Used vehicle retail	4.9%	5.0%	(9) bps	5.2%	5.2%	6 bps
Parts and service	58.8%	57.1%	172 bps	58.9%	57.5%	138 bps
Total gross profit margin	16.7%	17.1%	(43) bps	17.1%	17.5%	(32) bps
Operating expenses
Selling, general and administrative	$453.8	$445.2	2%	$1,352.8	$1,339.2	1%
Adjusted selling, general and administrative	$451.5	$441.2	2%	$1,360.5	$1,332.2	2%
SG&A as a % of gross profit	64.0%	64.5%	(58) bps	63.2%	63.7%	(51) bps
Adjusted SG&A as a % of gross profit	63.6%	64.0%	(32 bps)	63.6%	63.4%	19 bps
_____________________________
(1) Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SEGMENT REPORTING (Unaudited)

	For the Three Months Ended			For the Three Months Ended
	September 30, 2025			September 30, 2024
	Dealerships	TCA	Total	Dealerships	TCA	Total
	(In millions)
Revenue from external customers	$4,719.8	$81.1	$4,800.9	$4,159.7	$77.0	$4,236.7
Intersegment revenue	66.4	—	66.4	57.6	—	57.6
	$4,786.2	$81.1	$4,867.2	$4,217.3	$77.0	$4,294.3
Reconciliation of revenue
Elimination of inter-segment revenue			(66.4)			(57.6)
Total consolidated revenue			$4,800.9			$4,236.7

Less:
Cost of sales
New vehicle	2,367.9	—		2,013.1	—
Used vehicle	1,347.0	—		1,235.3	—
Parts and service	279.2	—		266.2	—
Finance and insurance	—	59.6		—	57.5
Selling, general and administrative expenses
Personnel costs	339.0	—		307.7	—
Rent and related expenses	39.5	—		37.2	—
Advertising	18.7	—		16.0	—
Other selling, general and administrative expense	133.1	—		108.4	—
Other segment items	—	1.9		—	1.6
Depreciation and amortization	21.2	—		18.8	0.1
Floor plan interest expense	26.7	—		22.3	—
Segment operating income*	$213.9	$19.6	$233.5	$192.4	$17.8	$210.1

Reconciliation of segment operating income
Intersegment eliminations
Total intersegment revenue eliminations			(66.4)			(57.6)
Total intersegment cost of sales eliminations			55.3			53.4
Deferral of SG&A expense (related to capitalized contract costs offset by amortization)			5.1			4.3
Total intersegment eliminations			(5.9)			0.2
Asset impairments			(11.7)			—
Other interest expense, net			(51.3)			(45.7)
Gain on dealership divestitures, net			35.7			5.0
Income before income taxes			$200.2			$169.7
______________________________
*Segment operating income is calculated as GAAP operating income, excluding the effects of asset impairments and including floor plan interest expense.

	For the Nine Months Ended September 30, 2025			For the Nine Months Ended September 30, 2024
	Dealerships	TCA	Total	Dealerships	TCA	Total
	(In millions)
Revenue from external customers	$13,077.8	$244.7	$13,322.5	$12,457.6	$226.5	$12,684.1
Intersegment revenue	202.9	—	202.9	167.0	—	167.0
	$13,280.7	$244.7	$13,525.4	$12,624.6	$226.5	$12,851.1
Reconciliation of revenue
Elimination of inter-segment revenue			(202.9)			(167.0)
Total consolidated revenue			$13,322.5			$12,684.1

Less:
Cost of sales
New vehicle	6,506.8	—		5,924.4	—
Used vehicle	3,735.0	—		3,767.3	—
Parts and service	790.4	—		782.9	—
Finance and insurance	—	179.8		—	165.8
Selling, general and administrative expenses
Personnel costs	966.8	—		939.2	—
Rent and related expenses	89.3	—		103.1	—
Advertising	51.0	—		47.8	—
Other selling, general and administrative expense	362.1	—		332.1	—
Other segment items	—	5.5		—	5.1
Depreciation and amortization	59.3	0.2		55.5	0.3
Floor plan interest expense	65.6	—		66.1	—
Segment operating income*	$654.4	$59.2	$713.6	$606.2	$55.3	$661.5

Reconciliation of segment operating income
Intersegment eliminations
Total intersegment revenue eliminations			(202.9)			(167.0)
Total intersegment cost of sales eliminations			168.2			154.9
Deferral of SG&A expense (related to capitalized contract costs offset by amortization)			15.9			15.7
Total intersegment eliminations			(18.9)			3.7
Asset impairments			(26.0)			(135.4)
Other interest expense, net			(135.0)			(134.9)
Gain on dealership divestitures, net			45.8			8.6
Income before income taxes			$579.5			$403.6
______________________________
*Segment operating income is calculated as GAAP operating income, excluding the effects of asset impairments and including floor plan interest expense.

ASBURY AUTOMOTIVE GROUP, INC.
Supplemental Disclosures
(Unaudited)

The following tables provide reconciliations for our non-GAAP metrics:

	For the Three Months Ended		For the Twelve Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	June 30, 2025
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt			$3,605.3	$3,045.0
Cash and floor plan offset			(140.8)	(352.4)
TCA cash			11.0	34.2
Availability under our used vehicle floor plan facility			(8.3)	(323.1)
Adjusted long-term net debt			$3,467.1	$2,403.7

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net income	$147.1	$126.3	$560.8	$540.0

Depreciation and amortization	21.2	18.9	78.7	76.3
Income tax expense	53.1	43.4	190.4	180.6
Swap and other interest expense	51.3	45.7	179.6	174.0
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$272.8	$234.3	$1,009.4	$971.0

Non-core items - expense (income):
Gain on dealership divestitures, net	$(35.7)	$(5.0)	$(45.8)	$(15.1)
Proceeds from franchise termination	—	—	(1.9)	(1.9)
Asset impairments	11.7	—	40.1	28.4
Hail damage	—	4.0	—	4.0
Hurricane Milton losses	—	—	6.4	6.4
Insurance recovery	—	—	(15.0)	(15.0)
Professional fees associated with acquisition	9.6	—	14.7	5.1
Tekion implementation expenses	2.2	—	2.2	—
Total non-core items	(12.2)	(1.0)	0.7	11.9

Adjusted EBITDA	$260.6	$233.3	$1,010.2	$982.9

Impact of dealership acquisitions and divestitures			$77.5	$(6.9)
Transaction adjusted EBITDA			$1,087.7	$976.0

Transaction adjusted net leverage ratio			3.2	2.5

	Three Months Ended September 30, 2025
	GAAP	Gain on dealership divestitures, net	Asset impairments	Professional fees associated with acquisition	Tekion implementation expenses	Acquisition-related deferred tax true-up	Income tax effect	Non-GAAP adjusted
	(In millions, except per share data)
Selling, general and administrative (SG&A)	$527.1	$—	$—	$(9.6)	$(2.2)	$—	$—	$515.3
Income from operations	$242.6	$—	$11.7	$9.6	$2.2	$—	$—	$266.1
Net income	$147.1	$(35.7)	$11.7	$9.6	$2.2	$2.3	$3.0	$140.2

Weighted average common share outstanding - diluted	19.6							19.6

Diluted EPS	$7.52	$(1.37)	$0.45	$0.37	$0.09	$0.12	$—	$7.17

SG&A as a % of gross profit	65.7%							64.2%
Income from operations as a % of revenue	5.1%							5.5%

SG&A (Same Store)	$453.8	$—	$—	$—	$(2.2)	$—	$—	$451.5
SG&A as a % of gross profit (Same Store)	64.0%							63.6%

	Three Months Ended September 30, 2024
	GAAP	Gain on dealership divestitures, net	Asset impairments	Hail damage	Income tax effect	Non-GAAP adjusted
	(In millions, except per share data)
Selling, general and administrative (SG&A)	$466.5	$—	$—	$(4.0)	$—	$462.5
Income from operations	$232.7	$—	$—	$4.0	$—	$236.7
Net income	$126.3	$(5.0)	$—	$4.0	$0.5	$125.8

Weighted average common share outstanding - diluted	19.8					19.8

Diluted EPS	$6.37	$(0.14)	$—	$0.11	$—	$6.35

SG&A as a % of gross profit	65.0%					64.4%
Income from operations as a % of revenue	5.5%					5.6%

SG&A (Same Store)	$445.2	$—	$—	$(4.0)	$—	$441.2
SG&A as a % of gross profit (Same Store)	64.5%					64.0%

	Nine Months Ended September 30, 2025
	GAAP	Gain on dealership divestitures, net	Asset impairments	Insurance recovery	Professional fees associated with acquisition	Tekion implementation expenses	Acquisition-related deferred tax true-up	Income tax effect	Non-GAAP adjusted
	(In millions, except per share data)
Selling, general and administrative (SG&A)	$1,458.9	$—	$—	$15.0	$(14.7)	$(2.2)	$—	$—	$1,457.0
Income from operations	$734.3	$—	$26.0	$(15.0)	$14.7	$2.2	$—	$—	$762.2
Net income	$432.0	$(45.8)	$26.0	$(15.0)	$14.7	$2.2	$2.3	$4.5	$420.8

Weighted average common share outstanding - diluted	19.6								19.6

Diluted EPS	$21.99	$(1.75)	$0.99	$(0.57)	$0.56	$0.08	$0.12	$—	$21.42

SG&A as a % of gross profit	64.0%								63.9%
Income from operations as a % of revenue	5.5%								5.7%

SG&A (Same Store)	$1,352.8	$—	$—	$15.0	$(5.1)	$(2.2)	$—	$—	$1,360.5
SG&A as a % of gross profit (Same Store)	63.2%								63.6%

	Nine Months Ended September 30, 2024
	GAAP	Gain on dealership divestitures, net	Asset impairments	Hail damage	Income tax effect	Non-GAAP adjusted
	(In millions, except per share data)
Selling, general and administrative (SG&A)	$1,411.6	$—	$—	$(7.1)	$—	$1,404.6
Income from operations	$596.0	$—	$135.4	$7.1	$—	$738.4
Net income	$301.5	$(8.6)	$135.4	$7.1	$(33.4)	$402.0

Weighted average common share outstanding - diluted	20.1					20.1

Diluted EPS	$14.99	$(0.32)	$5.05	$0.26	$—	$19.98

SG&A as a % of gross profit	64.2%					63.9%
Income from operations as a % of revenue	4.7%					5.8%

SG&A (Same Store)	$1,339.2	$—	$—	$(7.1)	$—	$1,332.2
SG&A as a % of gross profit (Same Store)	63.7%					63.4%

	For the Nine Months Ended September 30,
	2025	2024
	(In millions)
Adjusted cash flow from operations:
Cash provided by operating activities	$623.3	$427.0
Change in Floor Plan Notes Payable—Non-Trade, net	(7.5)	(70.6)
Change in Floor Plan Notes Payable—Non-Trade associated with floor plan offset, used vehicle borrowing base changes adjusted for acquisition and divestitures	(15.4)	175.9
Change in Floor Plan Notes Payable—Trade associated with floor plan offset, adjusted for acquisition and divestitures	(57.8)	(45.1)
Adjusted cash flow provided by operating activities	$542.6	$487.2